UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue		New York, NY 10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2015

Item 1. Schedule of Investments

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

January 31, 2015 (Unaudited)

	Number of Shares	Value
SHORT-TERM INVESTMENTS 93.8%
MONEY MARKET FUNDS 6.3%
State Street Institutional Treasury Money Market Fund, 0.00%(a)	500,000	$500,000

		Principal Amount
U.S. TREASURY BILLS 87.5%
U.S. Treasury Bills, 0.02%, due 4/23/15(b),(c),(d)		$6,800,000	6,799,959
U.S. Treasury Bills, 0.01%, due 4/9/15(b),(c),(d)		150,000	150,000
			6,949,959
TOTAL INVESTMENTS (Identified cost—$7,449,693)	93.8%		7,449,959
OTHER ASSETS IN EXCESS OF LIABILITIES(e)	6.2		494,503
NET ASSETS	100.0%		$7,944,462

Note: Percentages indicated are based on the net assets of the Fund.

(a)      Rate quoted represents the annualized seven-day yield of the Fund.

(b)      All or a portion of this security is held by Cohen & Steers Active Commodities Strategy Ltd., a wholly-owned subsidiary.

(c)       The rate shown is the effective yield on the date of purchase.

(d)      All or a portion of this security has been pledged as collateral for futures contracts. $800,000 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

(e)       Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at January 31, 2015.

1

Futures contracts outstanding at January 31, 2015 were as follows:

Number of Contracts(a)	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

	LONG FUTURES OUTSTANDING
8	Aluminum HG LME	$371,550	March 16, 2015	$(22,782)
8	Aluminum HG LME	373,250	May 18, 2015	9,132
5	Brent Crude Oil (b)	275,000	April 15, 2015	12,736
2	Brent Crude Oil (b)	105,980	February 12, 2015	11,762
2	Coffee C	121,425	March 19, 2015	(23,445)
9	Copper	561,262	March 27, 2015	(71,207)
30	Corn	555,000	March 13, 2015	(21,260)
7	Cotton No. 2	210,070	May 6, 2015	(635)
12	Gasoline RBOB	745,315	February 27, 2015	(85,189)
9	Gold	1,151,280	April 28, 2015	37,661
3	KC Wheat	81,038	March 13, 2015	(6,609)
2	Lead LME	92,763	March 16, 2015	(7,806)
7	Lean Hogs (b)	235,480	June 12, 2015	(20,922)
7	Light Sweet Crude Oil	438,270	November 21, 2016	(2,645)
2	Live Cattle	121,820	April 30, 2015	(5,946)
25	Natural Gas	672,750	February 25, 2015	(197,126)
5	Natural Gas	162,600	September 28, 2016	(4,801)
7	Nickel LME	637,560	May 18, 2015	14,096
8	Nickel LME	726,624	March 16, 2015	(68,877)
4	NY Harbor ULSD	285,734	February 27, 2015	(56,721)
4	Palladium	308,960	March 27, 2015	(265)
6	Platinum	371,460	April 28, 2015	(710)
7	Silver	602,280	March 27, 2015	42,222
1	Soybean	48,050	March 13, 2015	(4,453)
6	Soybean Meal	197,940	March 13, 2015	(15,267)
9	Soybean Oil	162,000	March 13, 2015	(11,366)
2	Soybean Oil	36,288	May 14, 2015	545
16	Sugar 11	265,037	February 27, 2015	(12,069)
9	Wheat	226,237	March 13, 2015	(37,156)
3	Zinc LME	159,619	May 18, 2015	2,299
8	Zinc LME	424,450	March 16, 2015	(19,612)
6	Zinc LME	319,725	June 15, 2015	(8,865)
	SHORT FUTURES OUTSTANDING
8	Aluminum HG LME	(371,550)	March 16, 2015	(9,568)
2	Cattle Feeder (b)	(205,200)	March 26, 2015	17,400
2	Lead LME	(92,762)	March 16, 2015	(1,867)
2	Lean Hogs (b)	(57,800)	April 15, 2015	9,237
7	Light Sweet Crude Oil	(397,530)	November 20, 2015	4,793
1	Light Sweet Crude Oil	(48,240)	February 20, 2015	(1,904)
6	Natural Gas	(170,700)	September 28, 2015	6,743
8	Nickel LME	(726,624)	March 16, 2015	(13,542)
5	Soybean	(236,438)	November 13, 2015	17,020
8	Zinc LME	(424,450)	March 16, 2015	(1,566)
6	Zinc LME	(319,725)	June 15, 2015	24,084
				$(524,451)

(a) Represents positions held in the Subsidiary.

(b) Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel

2

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor, determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of January 31, 2015.

The following is a summary of the inputs used as of January 31, 2015 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Short-Term Investments	$7,449,959	$—	$7,449,959	$—
Total Investments(a)	$7,449,959	$—	$7,449,959	$—
Futures Contracts	$209,730	$209,730	$—	$—
Total Unrealized Appreciation in Other Financial Instruments(a)	$209,730	$209,730	$—	$—
Futures Contracts	$(734,181)	$(734,181)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(734,181)	$(734,181)	$—	$—

(a) Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of January 31, 2015:

Futures contracts	$(524,451)

The following summarizes the volume of the Fund’s futures contracts activity during the period ended January 31, 2015:

Futures Contracts
Average Notional Balance - Long	$13,722,731
Average Notional Balance - Short	(4,005,556)
Ending Notional Balance - Long	11,406,817
Ending Notional Balance - Short	(3,051,019)

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 3.   Income Tax Information

As of January 31, 2015, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$7,449,693
Gross unrealized appreciation	$266
Gross unrealized depreciation	—
Net unrealized appreciation	$266

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: March 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin		By:	/s/ James Giallanza
	Name:	Adam M. Derechin		Name:	James Giallanza
	Title:	President and Principal		Title:	Treasurer and Principal
		Executive Officer			Financial Officer

Date: March 24, 2015